Exhibit 10.7

SOFTWARE LICENSE AGREEMENT                                      Agreement    No.
CCSSLA01
================================================================================

AN AGREEMENT made the 16th day of November, 2000 between

            TCS (CANADA) LIMITED, a Company incorporated under the laws of Ontario, with registered offices located at 700 Dorval Drive, Suite 202, Oakville, Ontario, Canada, L6K 3V3, (hereinafter referred to as the "Licensor") and

            SECURITY BANCORP INC., a Company incorporated under the laws of Alberta with registered offices at Bldg. F, Unit 3 - 5508 1st Street S.E., Calgary, Alberta, Canada, T2H 2W9, (hereinafter referred to as the "Licensee").

WHEREAS:

(a) the Licensor developed and markets certain TCS Point of Sale Terminal Application products, each of which contains programs and documentation; and

(b) the Licensee desires to acquire one or more licenses to use these products. The TCS Point of Sale Terminal Applications licensed under this agreement are specifically named in Schedule A.

NOW THEREFORE for good and valuable consideration, the receipt of which by each is hereby acknowledged, Licensor and Licensee agree as follows:

1.          Definitions

The following expressions shall, where the context so permits, have the meanings hereby respectively assigned to them.

1.1         "Acceptance" is as defined in section 2.2.

1.2 "Agreement" means this Agreement concluded between the Licensee and the Licensor named therein incorporating these Conditions and includes:

            (a) any alteration of the said Agreement which may be agreed in writing between the Licensee and the Licensor, and

            (b) all specifications or other documents which are prepared pursuant to the said Agreement which may be agreed in writing between the Licensee and the Licensor.

1.3 "Delivery" is completed when the Licensee initially receives shipment of the System or if the Licensee has assigned the task of installation to the Licensor, which said service is negotiated under a separate agreement, then Delivery is completed when the Licensor initially installs the System in an Eligible Point of Sale Terminal owned by the Licensee.

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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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            Delivery is unique for each first installation of a unique TCS Point of Sale Terminal Application Product licensed by the Licensee.

1.4 "Eligible Point of Sale Terminal" means one of the devices listed in Schedule A, as eligible for the licensed product, and which is owned or leased by the Licensee, or third party persons under contract or agreement with the Licensee and operated by or for the Licensee.

1.5 "Licensee" means Security Bancorp Inc. and includes its successors and assigns.

1.6 "Licensor" means TCS (Canada) Limited named in the Agreement who by the Agreement grants license to use the Software License and includes its successors and permitted assigns.

1.7 "Program/Software" means the set of instructions to be provided by the Licensor necessary for the control, operation and performance of the System.

1.8 "System" shall mean the software program components marketed by Licensor known as the TCS Point of Sale Terminal Application Products and any subsequent releases thereof and related documentation. The System is unique for each Terminal Application. The different Terminal Applications are specified in Schedule A.

1.9 "Term" shall mean a period of five (5) years from the date of execution of this Agreement by both parties.

2.          Grant of License

2.1 In consideration of the license fees to be paid by Licensee to Licensor as hereinafter provided, the Licensor hereby grants to Licensee a non-assignable, non-transferable and non-exclusive perpetual license to use the System for itself, subject to the terms and conditions specified herein. The Licensee shall not transfer, sub-license or assign the System or this Agreement without prior consent of the Licensor.

2.2 For a period of thirty (30) days after the Delivery Date (the "Testing Period"), the Licensee shall be entitled to conduct such tests, at its own cost, as it considers necessary to verify whether the System functions in accordance with the specifications. The Licensee will issue a notice signifying Acceptance of the System, after completing tests to its satisfaction. If any deficiencies are found, the Licensee will inform the Licensor of the deficiency in detail, and in writing. The Licensor will have a minimum of thirty-one (31) business days to provide corrections for the discrepancy. Following receipt of the correction, the Licensee will have a further twenty (20) days (the "Extended Testing Period") to complete testing. If the Licensee does not notify the Licensor of Acceptance or of deficiencies within the aforesaid periods, the Licensee will be deemed to have issued notice of Acceptance on the later of:

            (a)   the last day of the Testing Period.

            (b) the last day of the Extended Testing Period following receipt of a correction.


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

            Notwithstanding the foregoing, if the Licensee commences using the System in the live operations of its business, the Licensee will be deemed to have issued a notice signifying Acceptance of the System.

3.          Use

3.1 Licensee may not use the System except in the carrying out of its daily business by employees or agents of the Licensee, and has no right to use, modify, make derivations of, convert, adopt, alter, print, copy or display the System in whole or in part except as expressly provided in this Agreement.

4.          Payment of Fees

4.1 Licensee shall pay to the Licensor license fees in accordance with Schedule A hereto on the terms as set out therein. The Licensee shall pay, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

4.2 All amounts payable as a result of this agreement are due [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Licensee agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

5.          Provision of Installation

5.1 Licensee is responsible for installation by using such services as are defined by the Licensor for the purpose of installing the System. Such services are negotiated under a separate agreement.

6.          Copyright and Proprietary Rights

6.1 Licensor shall retain all right, title and interest to the copyright in the System and all other proprietary rights therein and in all materials supplied to the Licensee hereunder.

6.2 The Licensee understands and agrees that the System constitutes confidential and proprietary information of the Licensor and represents a trade secret of great value to the Licensor. The Licensee agrees to maintain the said System in strict confidence and except as provided for in this Agreement, agrees not to disclose, duplicate, or otherwise reproduce, directly or indirectly, the System in whole or in part, or any materials relating thereto; the Licensee agrees to take all reasonable precautions to ensure that no unauthorized persons shall have access to the System and that all authorized persons having access to the System shall refrain from any such disclosure, duplication or reproduction or removal. If any unauthorized use is made of the System by a third party as a result of the Licensee's negligence, or the negligence of those for whom the Licensee is in law responsible, Licensee shall pay to


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

            Licensor immediately on demand, an amount equal to the fees which such third party would have been obliged to pay had Licensor granted a license to the unauthorized user at the beginning of the period of unauthorized use. Licensee agrees to pay all costs including reasonable legal fees incurred by Licensor in restraining unauthorized use.

7.          Warranties

7.1 Licensor represents and warrants to Licensee that as of the date hereof Licensor has the right to grant the licenses and other rights granted herein and that the System does not infringe any patent, copyright, trademark or other intellectual property right (including trade secrets) or similar right, of any third party. Licensor further represents and warrants to Licensee that no claim, whether or not embodied in an action past or present of infringement of any copyright, patent, trademark or other intellectual property right or similar right has been made or is pending against the Licensor relative to the System.

7.2 The Licensor warrants that at the date of Acceptance of each unique TCS Point of Sale Terminal Application and for a period of thirty
            (30) days thereafter (the "Warranty Period"), the System will operate substantially in accordance with the applicable specifications previously supplied to Licensee. The Licensor's sole liability under this warranty shall be to respond to programming errors upon written notification from Licensee during the Warranty Period.

            Such notification shall describe the deficiency and shall be reproducible using procedures, which can be carried out by Licensor on equipment similar to that of the Licensee. Licensor shall use its best efforts to respond to a defect by issuing corrected information such as documentation or corrected code or a bypass by telephone, e-mail, facsimile transmission or magnetic medium.

            Licensor shall have the opportunity to make repeated efforts within a reasonable time to respond to programming errors. Licensee acknowledges that Licensor does not represent or warrant that:

            (a)   The operation of the System will be error free;

            (b) The operation of the System will not be interrupted by reason of defect therein.

            This Warranty shall not apply if:

            (a) the System is not used in accordance with the Licensor's instruction;

            (b) any part of the System shall have been altered, modified, or converted by the Licensee;

            (c)   any of the Licensee's equipment shall malfunction; or

            (d) any other cause within the control of the Licensee results in part of the System becoming inoperative.

            Licensee acknowledges that sophisticated computer software such as the System may contain latent defects, which may not be discovered or eliminated by Licensor during


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

            creation or testing of the System, notwithstanding that Licensor fulfils the highest industry standards in the development of the System. Therefore, Licensee agrees that;

            THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY AND FITNESS FOR A PARTICULAR PURPOSE AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DELAY OR USAGE OR TRADE. LICENSOR SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE INCLUDING WITHOUT LIMITATION OF PROFIT OR BUSINESS OR SIMILAR FINANCIAL LOSS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES WHICH MAY BE CAUSED DIRECTLY OR INDIRECTLY BY THE INADEQUACY OF THE SYSTEM OR ANY DEFECT OR DEFICIENCY THEREIN.

            LICENSEE AGREES THAT EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPH 7 HEREOF LICENSOR'S LIABILITY UNDER THIS AGREEMENT FOR DAMAGES FOR LOSS OR INJURY SHALL NOT EXCEED THE AMOUNT PAID TO THE LICENSOR BY THE LICENSEE HEREUNDER.

8.          Provision of Software Support Services

8.1 Licensor agrees to provide support for the System for the Term, at a price specified in Schedule A.

8.2 The Licensor will supply telephone and electronic mail ("e-mail") assistance to the Licensee during the Licensor's regular business days, Monday through Friday from 09:00 to 17:00 Eastern Standard Time (EST), from the Licensor's designated office location. Through this assistance the Licensor will accept reports of System Defects and will provide error analysis and correction in accordance with section 8.5, if correction can be made by telephone and will incorporate system corrections in future releases.

8.3 The telephone and e-mail service described in section 8.2 is not to be used for educational purposes. If the Licensor determines that the assistance service is being used for educational purposes, the Licensee shall pay to the Licensor, the Licensor's then current standard service fees for educational services.

8.4 The Licensor shall, if, as and when it deems necessary, provide the Licensee with releases for the System, which may contain repairs of reported programming errors and, if applicable, any documentation amendments applicable to the System release. These releases do not include functional enhancements

8.5 If the Licensee suspects that a System Defect exists in the System, the Licensee shall notify the Licensor by facsimile, in writing or by e-mail of its suspicions. A System Defect is defined as an instance whereby the System does not operate in accordance with the specifications. This notification shall comprehensively describe the nature of the suspected defect and provide details of the circumstances of its occurrence. Upon receipt of the Licensee's notice, the Licensor shall use its best efforts to confirm the existence of the defect. If the Licensor confirms the existence of the


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

            defect, the Licensor shall correct it as part of its obligations hereunder; if the Licensor determines that no such defects exist the Licensee shall pay the Licensor for its efforts at the Licensors hourly rate then in effect.

8.6 If the Licensee has elected not to subscribe for the software support service, the Licensee may at any time purchase the latest release at the cost specified in Schedule A.

8.7 From time to time the Licensor will make new releases of the System available to paid up subscribers of the software support service. When a new release becomes available, all previous releases will no longer be available for deployment.

9.          Indemnification

9.1 Licensor agrees to indemnify and hold harmless Licensee against any and all claims, suits, actions, proceedings, judgments, damages and legal and other expenses arising out of a breach of the warranty set forth in Section 8 provided that the System is being used in accordance with the terms and conditions of the Agreement and under normal use and that Licensee notifies Licensor in writing promptly after receiving notice of any such claim or suit and allows Licensor the opportunity to defend or settle any such claim or suit at its own expense. Licensee agrees to co-operate fully with Licensor in the defense of any claim or suit. If any claim has occurred, Licensee agrees to permit Licensor at its option and expense either to procure for Licensee the right to continue using the System or to replace or modify same so that it becomes non-infringing. If neither of the foregoing alternatives is reasonably available, Licensee agrees on three (3) month's written notice from Licensor to return or destroy all copies of the System received from Licensor pursuant hereto. Licensor will refund in mentioned cases all license fees paid by Licensee up to the moment. Licensor shall have no obligation to defend Licensee or to pay costs, damages and legal fees for any claim based on any portion of the System that has been modified by Licensee or for any claim based upon the combination, operation or use of the System with programs or data not supplied by Licensor.

10.         Term and Termination

10.1 The term of this Agreement shall commence on the earlier of the date of execution of this Agreement by both parties or the Delivery Date and shall continue for the Term unless sooner terminated in accordance with the provisions set forth hereinafter.

10.2 Licensee shall have the right to terminate this Agreement during the Testing Period or the Warranty Period, if the software does not materially conform to its specifications. This shall be the sole legal remedy and extent of the Licensor's liability under this condition. Any fees paid up to this moment will be refunded by the Licensor.

10.3 Licensor shall have the right to terminate this Agreement at any time in the event of a material breach by Licensee of its obligation under this Agreement. Such termination shall become effective thirty
            (30) days after the receipt of written notice by Licensee of such breach, unless the Licensee shall have corrected the breach before the expiration of the thirty


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

            (30) day period. On termination of this Agreement, no refund of any portion of the Licensee fee shall be required.

10.4 Notwithstanding any termination of this Agreement, the representations and warranties under the Sections entitled "Warranties" and the rights and obligations under the Sections entitled "Copyright and Proprietary Rights", "Payment of Fees" and "Indemnification" shall survive and continue and shall bind the parties and their legal representatives, successors, heirs and assigns.

10.5 Upon termination of this Agreement, all rights granted to Licensee hereunder shall revert to Licensor. Licensee agrees to return all proprietary materials furnished to it hereunder.

11.         General

11.1        Assignment

11.1.1 This Agreement and the rights and obligations hereunder shall not be assigned in whole or in part by either party without the prior written consent of the other party and any proposed assignment without such written consent shall be void and of no effect. Notwithstanding anything herein, either party shall be entitled to assign its rights and obligations under this Agreement to a subsidiary of that party provided that such subsidiary shall agree in writing to be bound by the terms and conditions hereof in lieu of the original party. The covenants, conditions and obligations herein contained shall be binding upon and inure to the benefit of the heirs, successors and permitted assigns of the parties hereto.

11.2        Notice

11.2.1 Any notice, payment, or other communication required or permitted to be made or given to either party hereto personally delivered or if sent to such party by facsimile with the original sent by registered mail (except that certified or registered mail may be used where delivery is in the same country of mailing), postage prepaid, addressed to it at its address set forth in this Agreement, or to such other address as it shall designate by written notice given to the other party. Any such notice, payment or communication shall be deemed to be given or made if delivered, when delivered and if mailed, on the date of mailing.

            Address for Notices to Security Bancorp Inc.

                 Bldg. F, Unit 3 - 5508 1st Street S.E.,
                 Calgary, Alberta,
                 Canada, T2H 2W9
                 Facsimile: 403-319-0240
                 e-mail: Hal@securitybancorpinc.com

            Address for Notices to TCS (Canada) Limited:

                 700 Dorval Drive, Suite 202,
                 Oakville, Ontario,
                 Canada, L6K 3V3
                 Facsimile: 905-849-1396


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

11.3        Currency

11.3.1 All reference in this Agreement and the Attachments to "dollars", "CAD", and "$" shall mean lawful currency of Canada.

11.4        Force Majeure

11.4.1 Those obligations which allegedly cannot be met due to force majeure, and only those obligations, shall be suspended during the continuance of the force majeure occurrence, and the inability to perform such obligations shall not be a breach of this Agreement; provided, however; that the party availing itself of force majeure shall continue to exercise all due diligence to overcome the inability. As used herein, "Force Majeure" shall mean causes without a party's fault or negligence including, but not limited to, Acts of God, accident, war, fire, lockout, strike or labour dispute, riot or civil commotion, act of the public enemy, enactment, rule, order or act of civil or military authority, acts or omissions of the other party or judicial action.

11.5        Waiver

11.5.1 Failure to enforce any rights hereunder, irrespective of the length of time for which such failure continues, shall not constitute a waiver of those or any other rights.

11.6        Titles

11.6.1 Titles or captions contained in this Agreement are inserted only for convenient reference, and in no way define, limit or describe the scope or intent of this Agreement or any provisions hereof.

11.7        Entire Agreement

11.7.1 The foregoing provisions and Schedule A of this Agreement constitute the entire Agreement between the parties and shall supersede all prior Agreements, oral or written and all other communications between them relating to the subject matter hereof. No changes or additions to this Agreement shall have effect unless in writing and properly executed by both parties.

11.8        Governing Law

11.8.1 This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the laws of Ontario, Canada in force therein.

            IN WITNESS WHEREOF, the Licensor and the Licensee have hereunto set their hands.

            TCS (CANADA) LIMITED              SECURITY BANCORP INC.

            Date:                             Date:
                 -------------------------         -----------------------------
            Signed:                           Signed:
                   -----------------------           ---------------------------
            Name:      Mike Kelso             Name:
                 -------------------------         -----------------------------
            Title:     Vice-President         Title:
                  ------------------------          ----------------------------


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
================================================================================

SCHEDULE A                                                    No. SBCSLAO1

The following specific licenses are granted by the License Agreement named above, subject to the fees and terms stated in this schedule.

1.    Currency

      All amounts are quoted in Canadian Dollars.

2.    Definitions

2.1 "Delivery" is completed when the Licensee initially receives shipment of the System or if the Licensee has assigned the task of installation to the Licensor, which said service is negotiated under a separate agreement, then Delivery is completed when the Licensor initially installs the System in an Eligible Point of Sale Terminal owned by the Licensee. Delivery is unique for each first installation of a unique TCS Point of Sale Terminal Application Product licensed by the Licensee.

2.2 "Eligible Point of Sale Terminal" means one of the devices listed in Schedule A, as eligible for the licensed product, and which is owned or leased by the Licensee, or third party persons under contract or agreement with the Licensee and operated by or for the Licensee.

2.3 "Term" shall mean a period of five (5) years from the date of execution of this Agreement by both parties.

3.    Terms of License.

3.1 The following table lists the Point of Sale Terminal Application Products available under this agreement and the Eligible point of sale Terminals for each. The table also indicates which specific product licenses have been granted by way of initials by both the Licensee and Licenser.

--------------------------------------------------------------------------------
11.9 Terminal Application     11.10 Eligible Terminals    11.11 License Granted

Product Name                                             Licensee       Licenser
--------------------------------------------------------------------------------
TCS Retail Application        Hypercom ICES500
ICE5500 (Dial) V1.0
--------------------------------------------------------------------------------
TCS Restaurant and            Hypercom ICE5500
Entertainment Application
ICE5500 (Dial) V1.0
--------------------------------------------------------------------------------


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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4.    License and Support Pees Payable

4.1   Please choose one of the following options:

      |_| [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      OR

      |_| [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      Note that one license is required for each installation of the System in a terminal.

4.2 If the one-time per installation fee is chosen, please indicate if software support services are being contracted for at the following price:

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      |_| Yes                          |_| No

      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

4.3 If support services are declined then a release of the System may be purchased by the Licensee at a cost [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


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SOFTWARE LICENSE AGREEMENT                                          No. SBCSLA01
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5.    Payment Schedule

5.1   Payment of license fee is due as follows:

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

5.2 Payment of per terminal support fee is due [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

5.3 Payment for a release, if support services were declined, is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

5.4 Invoices for payment may be presented by the Licensor to the Licensee following the achievement of these events. Invoices are due [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and are subject to the terms of the license agreement.


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